GOLDMAN SACHS VARIABLE INSURANCE TRUST

Service Shares of the

Goldman Sachs Equity Index Fund

(the “Fund”)

Supplement dated November 2, 2021 to the

Prospectus and Statement of Additional Information (“SAI”), each dated April 30, 2021, as supplemented to date

Effective immediately, Daniel TenPas no longer serves as a portfolio manager for the Fund. In addition, effective immediately, Michael Finocchi serves as a portfolio manager for the Fund. Michael Feehily and Melissa Kapitulik will continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

All references to Mr. TenPas in the Prospectus and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Equity Index Fund—Summary—Portfolio Management” section of the Prospectus for the Fund:

Portfolio Managers: Michael Feehily, CFA, Senior Managing Director and Senior Portfolio Manager of SSGA FM, and Melissa Kapitulik, Vice President and Senior Portfolio Manager of SSGA FM, have both managed the Fund since 2014. Michael Finocchi, Principal and Portfolio Manager of SSGA FM, has managed the Fund since 2021.

The following row is added to the table in the “Service Providers—Fund Managers” section of the Prospectus:

Michael Finocchi Principal	Portfolio Manager— Equity Index Fund	Since 2021	Michael Finocchi has been a Portfolio Manager in the Global Equity Beta Solutions Group since March 2012.

This Supplement should be retained with your Prospectus and SAI for future reference.

VITEQIOPSSTK 10-21